ASSET RETIREMENT OBLIGATIONS	12 Months Ended
Apr. 30, 2012
ASSET RETIREMENT OBLIGATIONS

NOTE 13.  ASSET RETIREMENT OBLIGATIONS

The Company accounts for asset retirement obligations in accordance with ASC 410-20-25, Accounting for Asset Retirement Obligations.  This statement generally requires that the Company’s legal obligations associated with the retirement of long-lived assets are recognized at fair value at the time the obligations are incurred.  Obligations normally are incurred at the time development of a mine commences for underground mines or construction begins for support facilities and refuses areas.  The future obligation primarily relates to closure of mines, reclamation of surface land and support upon cessation of mining. The obligation’s fair value is determined using discounted cash flow techniques and is accreted over time to its expected settlement value.  Upon initial recognition of a liability, a corresponding amount is capitalized as part of the carrying amount of the related long-lived asset.  Amortization of the related asset is calculated on a unit-of-production method.  The Company reviews the asset retirement obligation at least annually and makes necessary adjustments for permitted changes as granted by government authorities and for revisions of estimates of the amount and timing of costs. For ongoing operations, adjustments to the liability result in an adjustment to the corresponding asset.

Each mine is required by the respective local province government authority to deposit money in an escrow account on an annual basis. The amount is calculated based on the number of tons specified in the mining rights. The Company can only utilize the funds in the escrow account for expenses related to retirement of the mines, such as land subsidence, restoration, rehabilitation and environment protection. Any unused funds will be returned to the Company upon the closure of the mines. The amount held in the escrow accounts is accounted for as restricted cash.

As for the DaPuAn and SuTsong mines, the management estimates the asset retirement obligation at a rate of 3 RMB per ton based on total reserves at the end of the useful lives of the mines. The Company expects to extract approximately 10 million tons of coal over the expected useful lives (29 and 17 years for DaPuAn and SuTsong Mine respectively).  The interest rate used in the net present value calculation is 7%, which equates to a risk-free interest rate adjusted for the effect of the company’s credit standing (a credit-adjusted risk-free rate). The credit-adjusted risk-free rate is deduced based on the yield curve for U.S. Treasury securities with corresponding maturity adjusted based on the company’s credit standing.Da Ping Mine was acquired by the Company in March 2011. According to the mine reservation report, the management expects to extract approximately 15 million tons of coal over the remaining 26 years. Da Ping Mine is located in GuiZou Province and the management estimates the asset retirement obligation at a rate of 2 RMB per ton based on total reserves at the end of the useful lives of the mines. The interest rate used in the net present value calculation is 7%.

As for the Wei She Mine, which acquired in February 2012, the management estimates the asset retirement obligation at a rate of 3 RMB per ton based on total reserves at the end of the useful lives of the mine. The Company expects to extract approximately 19 million tons of coal over the expected useful life of thirty years. The interest rate used in the net present value calculation is 8%.

During the quarter ended July 31, 2010, the Company revised the forecasted cash flows used for the net present value calculations for DaPuAn and SuTsong mines. The revisions to estimated cash flows pertain to revisions in the estimated amount and timing of required reclamation activities throughout the lives of the respective mines and reflect changes in estimates of closure volumes, disturbed acreages and third-party unit costs as of July 31, 2010. We based these estimates on historical and anticipated results and trends and on various other assumptions that we believe are reasonable under the circumstances, including assumptions as to future events. These estimates form the basis for making judgments about the carrying values of assets and liabilities that are not readily apparent from other sources. By their nature, estimates are subject to an inherent degree of uncertainty. Actual results may differ from management’s estimates. We evaluated the forecasted cash flows as of April 30, 2012, no revision was deemed necessary.

The following is a summary of the change in the carrying amount of the asset retirement obligation during the years ended April 30, 2012 and 2011.

	April 30, 2012	April 30, 2011
Beginning balance	1,978,877	507,279
Liabilities incurred during the period	902,178	614,071
Liabilities settle during the period	(673,214)	-
Accretion of interest	251,511	98,165
Revision in estimated cash flows	-	759,362
Ending balance	2,459,352	1,978,877